SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-UNITED WTR RESOURCES

                    GABELLI FOUNDATION INC.
                                 7/27/00           26,000-           35.4905
                    GABELLI SECURITIES INC.
                                 7/27/00           17,000-           35.4905
                    GABELLI INTERNATIONAL LTD
                                 7/06/00           10,000-           35.1875
                    GABELLI ASSET MANAGEMENT INC.
                                 7/27/00           98,700-           35.4905
                                 6/27/00           10,000            35.0000
                                 6/26/00            3,600            34.8750
                                 6/23/00            6,400            37.8750
                    GAMCO INVESTORS, INC.
                                 7/27/00            3,000-           35.4905
                                 6/06/00           10,000            34.7500
                                 6/05/00            3,500            34.7500
                                 6/02/00            1,600            34.7500
                                 6/01/00            2,667-           34.8125
                                 5/30/00            4,900            34.7500
                    GABELLI ASSOCIATES LTD
                                 7/21/00           64,300-           35.4375
                                 6/30/00            5,000            34.8750
                                 6/02/00            4,300            34.8125
                    GABELLI FUND, LDC
                                 7/27/00            1,500-           35.4905
                    GABELLI ASSOCIATES FUND
                                 7/27/00          428,200-           35.4905
                                 7/26/00           70,000            35.3750
                                 7/21/00           64,300            35.4375
                                 7/21/00           50,000            35.3750
                                 7/17/00            1,400            35.2500
                                 7/14/00              400            35.2500
                                 7/13/00              200            35.1875
                                 7/12/00            4,400            35.1875
                                 7/10/00           19,800            35.1250
                                 7/07/00              200            35.1250
                                 7/05/00            2,000            34.8750
                                 6/30/00            5,000            34.8750
                                 6/21/00            7,500            34.7500
                                 6/16/00            4,000            34.6875
                                 6/14/00            5,500            34.6875
                                 6/13/00            5,900            34.6875









                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-UNITED WTR RESOURCES

                    GABELLI ASSOCIATES FUND
                                 6/09/00            7,500            34.6875
                                 6/07/00            5,100            34.6875
                                 6/06/00            8,800            34.7408
                                 6/05/00            2,500            34.7500
                    GABELLI GROUP CAPITAL PARTNERS, INC.

                                 7/27/00           32,100-           35.4905
                    GABELLI & COMPANY, INC.
                                 7/27/00           16,500-           35.4905
                                 6/26/00            1,200            34.8750
                    GABELLI&CO PROFIT SHARING PLAN
                                 7/27/00           20,000-           35.4905
          GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                 7/27/00          117,300-           35.4905
                         GABELLI UTILITY TRUST FUND
                                 7/27/00          105,500-           35.4905
                         GABELLI GLOBAL TELECOMMUNICATIONS FUND

                                 7/27/00           97,000-           35.4905
                         GABELLI SMALL CAP GROWTH FUND
                                 7/27/00           60,000-           35.4905
                                 6/22/00           11,000            34.9250
                         GABELLI EQUITY INCOME FUND
                                 7/27/00           35,000-           35.4905
                         GABELLI CONVERTIBLE SECURITIES FUND

                                 7/27/00           70,000-           35.4905
                         GABELLI ASSET FUND
                                 7/27/00          180,000-           35.4905
                         GABELLI CAPITAL ASSET FUND
                                 7/27/00           40,000-           35.4905
                         GABELLI ABC FUND
                                 7/27/00          150,000-           35.4905
                                 6/27/00            4,200            34.9875
                                 6/15/00            5,800            34.8625

          (1) THE TRANSACTIONS ON 7/27/00 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D.
              ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.